EXHIBIT 99.1

                              EMPLOYMENT AGREEMENT


FASTNET CORP. (the "Company") and STEPHEN A. HURLY ("Executive") agree to enter into this EMPLOYMENT AGREEMENT dated as of December 15, 2000, as follows:

1. EMPLOYMENT.

The Company hereby agrees to employ Executive, and Executive hereby agrees to be employed by the Company, upon the terms and subject to the conditions set forth in this Agreement.

2. EMPLOYMENT TERM.

The period of Executive's employment under this Agreement shall begin as of December 18, 2000 (the "Effective Date") and shall continue unless and until terminated in accordance with Section 5 below. Executive's employment shall be at will, and is subject to termination by the Company or Executive at any time.

3. DUTIES AND RESPONSIBILITIES.

         (a) The Company will employ Executive as its President and Chief Executive Officer. In such capacity, Executive shall perform the duties and have the responsibilities assigned to Executive from time to time by the Company's Board of Directors (the "Board").

         (b) The Executive shall be nominated to serve on the Board of Directors of the Company.

         (c) Executive agrees to faithfully serve the Company, devote his full working time, attention and energies to the business of the Company and perform the duties under this Agreement to the best of his abilities. Executive may perform services without direct compensation therefor in connection with the management of personal investments which do not materially detract from the performance of duties hereunder or constitute a competitive activity under Section 7(c) of this Agreement, or in connection with charitable or civic organizations.

         (d) Executive agrees (i) to comply with all applicable laws, governmental rules and regulations, and all requirements of all applicable regulatory, self-regulatory, and administrative bodies; and (ii) not to engage in any other business or employment endeavors without the prior written consent of the Board except as otherwise specifically provided herein.

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4. COMPENSATION AND BENEFITS.

         (a) BASE SALARY. The Company shall pay Executive a base salary of $150,000 per year.

         (b) ANNUAL INCENTIVE BONUS. Subject to Section 6 hereof, during the Employment Term, the Executive shall be eligible for an annual incentive bonus of at least $50,000 based on the Board's assessment of Executive's attainment of performance metrics for the relevant year, determined by the Compensation Committee of the Board.

         (c) COMPANY STOCK ACQUISITION. The Company shall sell 1,000,000 common shares to Executive at the closing price of such shares on the NASDAQ on December 11, 2000. The Company shall accept as payment for such shares a note pursuant to the Note and Restricted Stock Agreement attached hereto as Attachment A, and the shares so acquired shall be subject to restrictions as set forth in that Agreement.

         (d) EXPENSE REIMBURSEMENT. The Company shall promptly reimburse Executive for the ordinary and necessary business expenses incurred by Executive in the performance of his duties under this Agreement in accordance with the Company's customary practices applicable to senior executives, provided that such expenses are incurred and accounted for in accordance with the Company's policy.

         (e) VACATION. The Executive shall be entitled to 4 weeks vacation on the terms generally applicable to senior executives of the Company.

         (f) OTHER BENEFIT PLANS AND FRINGE BENEFITS. Executive shall be eligible to participate in or receive benefits under any pension plan, profit sharing plan, 401(k) plan, non-qualified deferred compensation plan, supplemental executive retirement plan, medical and dental benefits plan, life insurance plan, short-term and long-term disability plans, incentive compensation plans, or any other fringe plan, generally made available by the Company to senior executives. Except as otherwise provided in this Agreement, any such participation shall be in accordance with the provisions of such plans and nothing contained in this Agreement is intended to, or shall be deemed to, affect adversely any of Executive's rights as a participant under any such plans, provided, however, nothing herein shall prevent the Board from modifying or discontinuing any benefit plan.

         (g) RELOCATION. The Company shall pay Executive's reasonable costs incurred in relocating himself and his family to the Allentown, Pennsylvania area in an aggregate amount not greater than $50,000.

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5. TERMINATION OF EMPLOYMENT.

Executive's employment under this Agreement may be terminated under the following circumstances:

         (a) DEATH. Executive's employment shall terminate upon Executive's death.

         (b) TOTAL DISABILITY. The Company may terminate Executive's employment upon his becoming "Totally Disabled". For purposes of this Agreement, Executive shall be "Totally Disabled" if he is physically or mentally incapacitated so as to render him incapable of performing his usual and customary duties under this Agreement for a period of 180 consecutive days, as determined by the Board in good faith.

         (c) TERMINATION BY THE COMPANY. The Company may terminate Executive's employment under this Agreement at any time after providing Notice of Termination to Executive.

         (d) TERMINATION BY EXECUTIVE. Executive may terminate his employment under this Agreement at any time after providing Notice of Termination to the Company.

         (e) NOTICE OF TERMINATION. Any termination of Executive's employment by the Company or by Executive (other than by reason of Executive's death) shall be communicated by written Notice of Termination to the other party in accordance with
                  Section 14 below. For purposes of this Agreement, a "Notice of Termination" shall mean a notice in writing which shall indicate the specific termination provision in this Agreement relied upon to terminate Executive's employment and if applicable, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and shall specify the Termination Date (as hereafter defined).

         (f) TERMINATION DATE. "Termination Date" shall mean (i) if Executive's employment is terminated because of his death, the date of death, or (ii) if employment is terminated for any other reason, the date specified in the Notice of Termination.

6. COMPENSATION FOLLOWING TERMINATION OF EMPLOYMENT.

         (a) COMPENSATION. In the event that Executive's employment is terminated, the Company shall pay the following amounts to Executive's beneficiary or estate:

                  (i) EARNED BUT UNPAID COMPENSATION. Any accrued by unpaid Base Salary for services rendered to Executive's Termination Date, any accrued but unpaid expenses required to be reimbursed under this Agreement, any vacation accrued to the Termination Date.
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                  (ii)     OTHER BENEFITS. Any benefits which Executive may be
                           entitled pursuant to the plans, policies and arrangements referred to in Section 4(g) hereof, determined and paid in accordance with the terms of such plans, policies and arrangements.

         (b) NO OTHER BENEFITS OR COMPENSATION. Except as may be provided under this Agreement, under the terms of any incentive compensation, employee benefit, or fringe benefit plan, applicable to Executive as of the Termination Date, Executive shall have no right to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to future periods after such termination or resignation.

7. RESTRICTIVE COVENANTS.

         (a) PROTECTED INFORMATION. Executive recognizes and acknowledges that he will have access to various confidential or proprietary information concerning the Company of a special and unique value which may include, without limitation, (i) books, records, agreements, contracts, programs, software, data bases, manuals and similar items relating to operations, finance, accounting, marketing, sales, products, services, personnel and management, (ii) policies and matters relating particularly to the Company's Business (as hereafter defined) and intellectual property, and (iii) various trade or business secrets, know how with respect to technology, patents, copyrights, trademarks, service marks, tradenames, designs and applications relating to the foregoing and similar items, as well as business or customer lists and opportunities, client relationships, expansion or diversification plans, development, techniques, methods, processes, data, pricing policies and the like (collectively, the "Protected Information"). Executive therefore covenants and agrees that he will not at any time, either while employed by the Company or afterwards, knowingly make any independent use of, or knowingly disclose to any other person or organization (except as authorized by the Company) any of the Protected Information. Information will not be "Protected Information" under the provisions of this Agreement if (i) it was known by the Executive prior to his employment with the Company, (ii) it is available from public sources or otherwise known to the general public or disclosed by the Company to third parties without a duty of confidentiality, or (iii) it is known to the trade or in the Company's industry; provided, that (ii) and
                  (iii) did not result from Executive's breach of this Section 7(a).

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         (b)      INVENTIONS.

                  (i) Executive acknowledges and agrees that any inventions, discoveries or improvements Executive has conceived or made or may conceive or make during Executive's employment with the Company, whether made individually or jointly with others, which relate to or pertain to, or are in any way connected with, the Company's Business (actual or anticipated) or are the subject of research or development (actual or anticipated) by the Company; or utilize equipment, supplies, facilities, personnel or Protected Information belonging to the Company (collectively the "INVENTIONS") shall be the sole and exclusive property of the Company and the Inventions shall be deemed to be works for hire.

                  (ii) To the extent Executive would be deemed to be an owner of any of the rights in the Invention, Executive hereby assigns to the Company all such rights in the Inventions. Executive hereby agrees to execute and assign any and all applications, assignments or other instruments which the Company may deem necessary in order to enable it, as its expense, to apply for, prosecute and obtain letters of patent, trademarks, copyrights or other legal protections in the United States or foreign countries for the Inventions, or in order to assign or convey to or vest in the Company the sole and exclusive right, title and interest in and to the Inventions.

         (c) COMPETITIVE ACTIVITY. Executive covenants and agrees that at all times during his period of employment with the Company, and for a period of one (1) year after the Termination Date unless such termination is without Cause (as defined in the Note and Restricted Stock Agreement), he will not, directly or indirectly, engage in, assist, or have any active interest or involvement whether as an employee, agent, consultant, creditor, advisor, officer, director, stockholder (excluding holdings of less than 1% of the stock of public company), partner, proprietor or any type of principal whatsoever, in any person, firm, or business entity which is engaged in the same "Business" (as defined herein) as that conducted by the Company on the Termination Date and continued thereafter, without the Company's specific written consent to do so, all of the foregoing in any geographic area in which the Company does Business. For purposes of this Section, "Business" shall mean the business of providing Internet access services, total managed security, Web hosting services, Internet applications hosting services, virtual private networks, unified messaging and total managed backup and recovery services and such other business as the Company shall enter into during the Term.

         (d) NON-SOLICITATION. Executive covenants and agrees that at all times during his period of employment with the Company, and during the one year period after the Executive's Termination Date he will not, without the Company's prior written consent, directly or indirectly, offer to employ, solicit or encourage to leave the employment or other service of the Company, or any of its affiliates, any employee of the Company or its affiliates or any person who was so employed within the one year prior to such offer or solicitation.

         (e) RETURN OF DOCUMENTS AND OTHER MATERIALS. Executive shall promptly deliver to the Company, on or prior to the Termination Date, or at any other time as the Company may so request, all documentation, memoranda, notes, records, reports, tapes, manuals, drawings, blueprints, programs, and any other materials, whether in hard copy or in an electronic or similar form, and all copies thereof, relating to the Company's property, including its Protected Information or any Inventions, employees, customers or business, which Executive may then possess or have under his control and which Executive acknowledges constitute the property of the Company exclusively and for all purposes, including the right of copyright.

8. ENFORCEMENT OF COVENANTS.

         (a) RIGHT TO INJUNCTION. Executive acknowledges that a breach of the covenants set forth in Section 7 hereof will cause irreparable damage to the Company with respect to which the Company's remedy at law for damages will be inadequate. Therefore, in the event of breach or anticipatory breach of the covenants set forth in this section by Executive, Executive and the Company agree that the Company shall be entitled to cease making any cash payments due hereunder pending ultimate resolution of the matter and shall also be entitled to the following particular forms of relief, in addition to remedies otherwise available to it at law or equity, injunctions, both preliminary and permanent, enjoining or retraining such breach or anticipatory breach and Executive hereby consents to the issuance thereof forthwith and without bond by any court of competent jurisdiction.

         (b) SEPARABILITY OF COVENANTS. The covenants contained in Section 7 hereof constitute a series of separate covenants, one for each county and city included within each State in the United States and the District of Columbia, and one for each applicable foreign city or province included within each foreign country. The parties acknowledge that the covenants deemed included in Section 7 are, taken as a whole, reasonable in their geographic scope and their duration and no party will raise any issue of the reasonableness of the scope or duration of such covenants in any proceeding to enforce any such covenants. If in any judicial proceeding, a court shall hold that any of the covenants set forth in Section 7 exceed the time, geographic, or occupational limitations permitted by applicable laws, Executive and the Company agree that such provisions shall and hereby reformed to the maximum time, geographic, or occupational limitations permitted by such laws. Further, in the event a court shall hold unenforceable any of the separate covenants deemed included herein, then such unenforceable covenant or covenants shall be deemed eliminated from the provisions of this Agreement for the purpose of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced in such proceedings. Executive and the Company further agree that the covenants in Section 7 shall each be construed as a separate agreement independent of any other provisions of this Agreement, and the existence of any claim or clause of action by Executive against the Company whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any of the covenants of Section 7.

9. WITHHOLDING TAXES.

The Company shall withhold from any compensation and benefits payable under this Agreement all applicable federal, state, local or other taxes and such compensation and benefits (to the extent reportable as income) will be reported as W-2 income of the Executive by the Company.

10. SOURCE OF PAYMENTS.

All payments provided under this Agreement, other than payments made pursuant to a plan which provides otherwise, shall be paid from the general funds of the Company, and no special or separate fund shall be established, and no other segregation of assets made, to assure payment. Executive shall have no right, title or interest whatever in or to any investments which the Company may make to aid the Company in meeting its obligations under this Agreement. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such right shall be no greater than the right of an unsecured creditor of the Company.

11. SUCCESSOR AND BINDING AGREEMENT.

         (a) COMPANY SUCCESSOR. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Company would be required to perform it if no such succession had taken place. For purposes of this Agreement, the Company shall include all of the Company's subsidiaries and affiliated entities.

         (b) EXECUTIVE'S SUCCESSOR. This Agreement shall inure to the benefit of and be enforceable by Executive and his personal or legal representatives and successors in interest under this Agreement; provided, however, that Executive may not assign any of the duties and obligations hereunder without the written consent of the Board.

         (c) FACILITY OF PAYMENT. In the event of Executive's legal incapacity, the Company may make any payments due under this Agreement to his legal representative. In the event of Executive's death, the Company may make any payment due under this Agreement to his surviving spouse or, if none, to Executive's estate. Any payment made in accordance with this provision fully discharges the obligation of the Company therefor.
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12. ASSIGNMENT.

The rights and benefits of Executive under this Agreement are personal to him and no such right or benefit shall be subject to voluntary or involuntary alienation, assignment or transfer; PROVIDED, however, that nothing in this
Section 12 shall preclude Executive from designating a beneficiary or beneficiaries to receive any benefit payable on his death or from transferring any of his rights and benefits hereunder to (a) his executors, administrators, testamentary trustees, legatees or beneficiaries, (b) the executors, administrators, testamentary trustees, legatees or beneficiaries of any of the persons in clause (a) above or (c) a trust or custodianship, the beneficiaries of which include only the Executive, his spouse or his lineal descendants by blood or adoption. This Agreement may be assigned by the Company to any Company successor as described in Section 11(a) hereof.

13. GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed in that State, without regard to its conflict of laws provisions.

14. NOTICES.

Any notice, consent, request or other communication made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by registered or certified mail, return receipt requested, or by facsimile or by hand delivery, to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

                  To the Company:

                           FASTNET Corp.
                           Two Courtney Place, Suite 130
                           3864 Courtney Street
                           Bethlehem, PA  18017
                           Attention:  David K. Van Allen, Chairman
                           Fax:  (610) 231-9525

                  With a copy to:

                           Morgan, Lewis & Bockius, LLP
                           1701 Market Street
                           Philadelphia, PA  19103
                           Attention:  Joseph E. Ronan, Jr., Esq.
                           Fax:  (215) 963-5299

                  To Executive:

                           Stephen A. Hurly
                           C/O FASTNET Corporation
                           3864 Courtney Street
                           Bethlehem  PA  18017


15. MISCELLANEOUS.

         (a) WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other terms of this Agreement.

         (b) SEPARABILITY. If any term or provision of this Agreement is declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, such term or provision shall immediately become null and void, leaving the remainder of this Agreement in full force and effect.

         (c) HEADINGS. Section headings are used herein for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

         (d) RULES OF CONSTRUCTION. Whenever the context so requires, the use of the singular shall be deemed to include the plural and vice versa.

         (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and such counterparts will together constitute but one Agreement.


IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year set forth below.



FASTNET CORP.                                EXECUTIVE:


By:    /s/ Stanley F. Bielicki               By:    /s/ Stephen A. Hurly
       ------------------------                     ------------------------
Name:  Stanley F. Bielicki                   Name:  Stephen A. Hurly
Title: Chief Financial Officer
Date:  December 15, 2000                     Date:  December 15, 2000